Subsequent Events	9 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events
The dividend of $3.0 million included in Accrued liabilities in the Consolidated Balance Sheet at September 30, 2022 was paid on October 14, 2022, to stockholders of record as of September 30, 2022.
On October 14, 2022, the Company completed the acquisition of Ohio Medical, LLC, a global leader in oxygen regulators and central gas systems, for approximately $127 million. The Company expects an additional cash tax benefit with a net present value of $15 million. During the twelve months ended August 31, 2022, Ohio Medical, LLC generated over $45 million of sales.